                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 14, 2002



                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)




            BERMUDA                       0-27662             NOT APPLICABLE

(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)



   AMERICAN INTERNATIONAL BUILDING, 29 RICHMOND ROAD, PEMBROKE, HM 08, BERMUDA
                    (Address of principal executive offices)



                                 (441) 298-5100
                                 --------------
                         (Registrant's telephone number,
                              including area code)
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THE INFORMATION CONTAINED IN THIS FORM 8-K (INCLUDING EXHIBITS) IS BEING
FURNISHED PURSUANT TO ITEM 9.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)            The following exhibits are furnished herewith:

Exhibit
Number         Description
-------        -----------

99.1           Certification of James P. Bryce

99.2           Certification of John R. Weale

ITEM 9. REGULATION FD DISCLOSURE

               On August 14, 2002, the Chief Executive Officer, James P. Bryce, and Chief Financial Officer, John R. Weale, of IPC Holdings, Ltd., executed a Certification of Chief Executive Officer and Chief Financial Officer, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the Certifications are furnished as Exhibits 99.1 and 99.2, respectively.









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
                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IPC HOLDINGS, LTD.


                                             By: /s/ James P. Bryce
                                                -----------------------------
                                                Name: James P. Bryce
                                                Title: President and
                                                Chief Executive Officer

Date: August 14, 2002





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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1           Certification of James P. Bryce

99.2           Certification of John R. Weale







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